Exhibit 99.1

Broadwind Energy, Inc. Investor Presentation February 2014

Industry Data Disclaimer and Forward-Looking Statements Broadwind obtained the industry and market data used throughout this presentation from our own research, internal surveys and studies conducted by third parties, independent industry associations or general publications and other publicly available information. Independent industry publications and surveys generally state that they have obtained information from sources believed to be reliable, but do not guarantee the accuracy and completeness of such information. Forecasts are particularly likely to be inaccurate, especially over long periods of time. We are not aware of any misstatements in the industry and market data we have presented herein, but estimates involve risks and uncertainties and are subject to change based on various factors beyond our control. This presentation includes various forward-looking statements related to future, not past, events. Statements in this presentation that are not historical are forward-looking statements. These statements are based on current expectations and we undertake no obligation to update these statements to reflect events or circumstances occurring after this presentation. Such statements are subject to various risks and uncertainties that could cause actual results to vary materially from those stated. Such risks and uncertainties include, but are not limited to: expectations regarding our business, end-markets, relationships with customers and management’s ability to diversify our customer base; the impact of competition and economic volatility on the industries in which we compete; our ability to realize revenue from customer orders and backlog; the impact of regulation on end-markets, including the wind energy industry in particular; the sufficiency of our liquidity and working capital; our restructuring plans and the associated cost savings; the ability to preserve and utilize our tax net operating loss carry-forwards; and other risks and uncertainties described in our filings with the Securities and Exchange Commission. This presentation contains non-GAAP financial information. We believe that certain non-GAAP financial measures may provide users of this financial information meaningful comparisons between current results and results in prior operating periods. We believe that these non-GAAP financial measures can provide additional meaningful reflection of underlying trends of the business because they provide a comparison of historical information that excludes certain infrequently occurring or non-operational items that impact the overall comparability. Non-GAAP financial measures should be viewed in addition to, and not as an alternative to, our reported results prepared in accordance with GAAP. Please see the table on slide 17 for a reconciliation of certain non-GAAP measures presented in this presentation. 2

Highlights Record 12/31/13 backlog of $311M* Improved wind tower market due to trade tariffs and fewer competitors Tower capacity substantially sold out for 2014, booking orders into 2015 Projected 2014 revenue growth ~ 20% Restructuring plan nearly complete Adj. EBITDA improved ~$20M from 2010 to 2013* Reduced debt from $40M in 2010 to <$6M (9/30/13) Stronger balance sheet... $24M of cash assets and $20M untapped revolver (9/30/13) ~$167M* NOL carry-forward as of 12/31/13 * Prelim as of 12/31/13 3 © 2014 Broadwind Energy, Inc. All Rights Reserved

Broadwind Today 4 Towers and Weldments Leading wind tower manufacturer Annual revenue has grown from $5M to $150M over 7-year period Leveraging welding competencies in broader energy markets Gearing 90-year history Precision gearing manufacturer (1 meter and larger in diameter) Gearbox and loose gearing expertise In-house heat treat capabilities Services Non-routine maintenance service on aging fleet of 45,000 wind turbines in U.S. Core competency around drivetrains, blades, bearings and other large components 2/3 of the business is set for the next 2 years

Positioned in Key Energy and Industrial Corridors 5 Bakken Shale Marcellus Shale Eagle Ford Shale Wind Gulf of Mexico – Off-Shore Oil & Gas Wind Steel Broadwind Mines Permian Basin Barnett Shale

6 Wind Towers Services Replacement Gears Oil & Gas Gearboxes Loose gearing Service Mining Gearboxes Loose Gearing Weldments A Diverse End-Market Presence Steel Gearboxes Loose Gearing Opportunities to provide packaged gearing and services solutions

Wind Energy Market Dynamics Wind % of New Electric Capacity Added Wind Energy Historical Levelized Cost Of Electricity Comments: Wind energy has become a stable portion of new electricity capacity added each year In 2012, wind surpassed natural gas for new capacity additions Comments: Cost reductions driven by larger rotors, higher hub heights and reduced turbine weights Ongoing efforts focused on further cost reductions/efficiency improvements

U.S. Wind Market Forecast - Near Term 8 PTC Update PTC expired at 12/31/13 for new projects; IRS definition of “construction start” and completion requirements ensures strong demand through 2015 Seeking a multi-year extension and possible phase out of subsidy 29 states plus the District of Columbia have renewable energy requirements and 8 states have renewable energy goals Wind becoming cost competitive even without subsidy 13GW under construction Source: MAKE Consulting: Full realization of PTC benefit beginning in 2014 BWEN Est. Market Share 2012 2013F 2014F 2015F 2016F 5.4% >50% 16% 15% 16% (for towers) 3 GW Upside

U.S. Wind Market Forecast - Long Term

Broadwind ENERGY

U.S. Market Outlook



GW Installations
12
10
8
6
4
2
0
2010a
2011a
2012a
2013a
2014e
2015e
2016e
2017e
2018e
2019e
2020e
3 GW Upside

Source: MAKE Consulting

Bear Case

- PTC not renewed
- Natural gas prices stagnate between $3-4/MMBtu through 2020
- Weakening (-10%) of existing state RPS mandates
- Annual electricity demand growth = 0%
- EPA implements greenhouse gas regulations on all new facilities

Bull Case

- PTC extended through 2020
- Natural gas prices increase to USD $7/MMBtu by 2018
- State RPS mandates strengthened by 10%
- Annual electricity demand growth = 1%
- EPA implements greenhouse gas regulations on all new and existing facilities

Broadwind established as a strong player – even if PTC eliminated

© 2014 Broadwind Energy, Inc. All Rights Reserved.

9

Poised for Growth 10 Maintain strength and market share in products and services for new wind capacity Grow industrial business to represent half of BWEN sales in 3-5 years Expand BWEN’s share of multi-billion dollar industrial end markets by 4-5% Expand sales force Increase capacity utilization Enhance service offerings Deliver on continuous improvement initiatives – increased throughput and reduced cycle time Strategic Objective Execution Strategy 3-5 years * preliminary

Industrial Revenue – Catalyst for Growth 11 Industrial Weldment Growth Main driver – sales execution Diversifying end markets and customers to claim additional market share; additional 2-5 sales reps Investing in market research Targeting Texas and Bakken oil regions Leveraging trends in natural gas markets Gearing Growth Expanded sales force to go after additional 4-5% market share On-time delivery; our success will set us apart from other manufacturers Partnering with customers to provide engineered solutions Consolidation distraction is nearly complete This business has the capacity to do >$100M in revenue and generate operating margins exceeding 10% Broadwind’s industrial revenue is positioned to grow rapidly CAGR 40% CAGR 7% 2013 is YTD 9/30 annualized 2013 is YTD 9/30 annualized Capacity >$100M

Executing On Our Plan 12 Improved 10 pp since 2010 CAGR 12% $M * 2013 preliminary data

4-Year Financial History 13 Revenue up 58% from 2010; expect to add another $40M+ in 2014 GP% (ex. restructuring) up 6.2 ppts Adj. EBITDA improved $20M*; expect another $6-8M improvement in 2014 2010 EPS includes effect of ($3.84) EPS impairment expense; 2013 includes effect of ($.10) EPS related to one-time regulatory settlement Expect to be profitable in 2014 Significant improvement has been made in 4 years * Preliminary FY 2010 FY 2011 FY 2012 FY 2013* 2014 E Revenue-$M 136.9 185.9 210.7 215-216 260-270 Gross Profit-$M 1.9 7.2 6.8 -% (ex. Restructuring) 1.4% 3.9% 4.0% >10% Operating Expense-$M 30.4 27.6 24.1 -% (ex. Restructuring) 22.2% 14.6% 11.1% <10% Impairment Exp. -$M 40.8 Operating Loss-$M (69.2) (20.4) (17.3) (13.0-13.5) positive Adj. EBITDA-$M (9.2) (2.1) 5.5 10.0-10.5 >16 EPS, Continuing (6.56) (1.79) (1.27) (.68-.72) positive

Strengthening Our Balance Sheet 14 Asset rich with low debt; operations fund working capital needs Working capital requirements declined as customer deposits increase Added $20M asset-based line in 2012; $0 drawn at 9/30/13 Repaid $37M of debt since 2009 $3M of remaining debt is low-rate or interest-free debt % of trailing 3-month annualized sales

15 Core Deliverables Deeper market penetration – Currently only 4% overall market penetration: focus on front-end sales execution and move toward a market-based orientation to foster deeper customer relationships. Leverage core competency synergies – Drive closer alignment between gearing, welding and services to grow addressable markets. Realize full impact of Continuous Improvement – Footprint reduction is nearly complete, process improvement initiatives are underway. Higher value add – Expand our engineering capability to enable higher value-added solutions. Deliver sustainable shareholder value – Return consistent net income while growing top-line revenue. Use inorganic growth to accelerate use of NOLs.

BWEN Management Team Peter Duprey, President and CEO Pete brings more than 12 years of wind industry experience and over 30 years of strategy, finance and business development experience to Broadwind. Prior to joining Broadwind in late 2010, Pete served as president and chief executive officer at Acciona Energy North America. He led the start-up of Acciona Energy’s dramatic growth in wind energy as a developer, operator and manufacturer of wind turbines and the installation of one of the first solar thermal plants in the U.S. in 16 years. Prior to Acciona, Pete served as general manager of marketing for GE Wind Energy, where he led marketing and new product development. Before joining GE Wind, he led GE Energy’s business development efforts in renewable energy, which included the acquisition of Enron Wind. His early career included diverse roles in business development, quality and financial management positions at GE Capital, Eastman Kodak, PricewaterhouseCoopers and Fitlinxx. Pete holds a Bachelor of Science degree in accounting from Clarkson University in Potsdam, New York, and a MBA from the Simon School of Business at the University of Rochester in Rochester, New York. Stephanie Kushner, EVP and CFO Stephanie brings more than 30 years of accounting and finance experience to Broadwind. That experience includes her track record of C-level global business leadership encompassing corporate finance, controllership and treasury across domestic and international divisions, subsidiaries and corporate headquarters. Prior to joining Broadwind in August 2009, Stephanie was the chief financial officer for publicly traded global manufacturer Federal Signal Corp. for six years. Before that, she held several global finance leadership positions with FMC Corporation, and she began her career with Amoco Corp. Stephanie holds an MBA from the Wharton School at the University of Pennsylvania, and a Bachelor of Arts degree in economics from Douglass College at Rutgers University.

The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). However, the Company’s management believes that certain non-GAAP financial measures may provide users of this financial information with meaningful comparisons between current results and results in prior operating periods. Management believes that these non-GAAP financial measures can provide additional meaningful reflection of underlying trends of the business because they provide a comparison of historical information that excludes certain infrequently occurring or non-operational items that impact the overall comparability. See the table below for supplemental financial data and corresponding reconciliations to GAAP financial measures for the twelve months ended December 31, 2010-2013. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company’s reported results prepared in accordance with GAAP. Amounts shown in the table below for the twelve months ended December 31, 2013 are approximate. Twelve Months Ended Twelve Months Ended Twelve Months Ended Twelve Months Ended December 31, 2010 December 31, 2011 December 31, 2012 December 31, 2013 (In thousands) (In thousands) (In thousands) (In thousands) Operating loss $(69,227) $(20,429) $(17,297) $ (13,000-13,500) Impairment charges 40,777 Depreciation and amortization 16,463 14,533 15,678 14,000 Share-based compensation and other stock payments 2,291 2,025 3,505 2,500 Other income 487 873 1,271 1,000 Restructuring 869 2,354 6,000 Adjusted EBITDA $(9,210) $(2,129) $5,511 $10,000-10,500© 2014 Broadwind Energy, Inc. All Rights Reserved 17

U.S. Wind Market Forecast - Near Term GW Installations BWEN Est. Market Share 2012 2013F 2014F 2015F 5.4% >50% 16% 15% 16% PTC Update PTC expired at 12/31/13 for new projects; IRS definition of “construction start” and completion requirements ensures strong demand through 2015 Seeking a multi-year extension and possible phase out of subsidy 29 states plus the District of Columbia have renewable energy requirements and 8 states have renewable energy goals Wind becoming cost competitive even without subsidy 13GW under construction Full realization of PTC benefit beginning in 2014